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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated April 20, 1999 (except for Note 13, as to which the date is May 18, 1999), with respect to the financial statements of Harbourton Reassurance, Inc. included in this Form 8-K/A of Scottish Annuity & Life Holdings, Ltd.


                                                        /s/ Ernst & Young LLP


Denver, Colorado
December 21, 1999